Exhibit 99.1

Evolent Health, Inc. Announces Proposed Offering of $140.0 Million of Convertible Senior Notes Due 2031 to Repurchase Existing Notes and Class A Common Stock

WASHINGTON, August 18, 2025 /PRNewswire/ — Evolent Health, Inc. (NYSE: EVH), a company focused on achieving better health outcomes for people with complex conditions (“Evolent”), today announced that it intends to offer $140.0 million aggregate principal amount of convertible senior notes due 2031, subject to market and other conditions. Evolent also expects to grant the initial purchasers in the proposed offering an option to purchase up to an additional $20.0 million aggregate principal amount of notes. The notes are being offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).

Evolent intends to use up to $100.0 million of the net proceeds from the offering to repurchase a portion of Evolent’s 1.50% convertible senior notes due 2025 (the “2025 Notes”) and approximately $40.0 million of the net proceeds of the offering to repurchase shares of its Class A common stock concurrently with the pricing of the offering in privately negotiated transactions. Evolent expects to use the remainder of the net proceeds from the offering, if any, for the repurchase or repayment at maturity of additional 2025 Notes. If the initial purchaser exercises its option to purchase additional notes, Evolent expects to use the net proceeds from the sale of the additional notes to repurchase or repay at maturity additional 2025 Notes.

In connection with the concurrent share repurchase described above, Evolent expects to repurchase shares of its Class A common stock sold short by initial investors in the offering in privately negotiated transactions effected with or through the initial purchaser or its affiliate at a purchase price per share equal to the last reported sale price per share of Evolent’s Class A common stock on the pricing date of the offering. These repurchases could increase (or reduce the size of any decrease in) the market price of Evolent’s Class A common stock or the notes. In the case of repurchases effected concurrently with the offering, this activity could affect the market price of Evolent’s Class A common stock prior to, concurrently with or shortly after the pricing of the notes, and could result in a higher effective conversion price for the notes.

Subject to Evolent’s ability to terminate the conversion rights on or after August 20, 2026 as described below, the notes will be convertible into cash, shares of Evolent’s Class A common stock, or a combination of cash and shares of Evolent’s Class A common stock, at Evolent’s election based on a conversion rate to be determined. Interest on the notes will be payable semiannually in arrears on February 15 and August 15 of each year, beginning on February 15, 2026. The notes will mature on August 15, 2031 unless earlier repurchased, redeemed or converted in accordance with their terms prior to such date. The interest rate, conversion rate, conversion price and other terms of the notes will be determined at the time of pricing of the offering.

On or after August 20, 2026, Evolent may terminate the conversion rights of the notes if (i) for any conversion rights termination date occurring on or after August 20, 2026 and prior to, but not including, August 21, 2028, the last reported sale price of Evolent’s Class A common stock has been at least 150% of the conversion price for at least 20 trading days during the 30 consecutive trading day period (including the last trading day of such period) prior to Evolent’s delivery of notice of such termination of conversion rights or (ii) for any conversion rights termination date occurring on or after August 21, 2028, the last reported sale price of Evolent’s Class A common stock has been at least 130% of the conversion price for at least 20 days during the 30 consecutive trading day period (including the last trading day of such period) prior to Evolent’s delivery of notice of such termination of conversion rights.

In connection with the repurchase of any 2025 Notes, Evolent expects that holders of the 2025 Notes who agree to have their 2025 Notes repurchased and who have hedged their equity price risk with respect to such 2025 Notes will unwind all or part of their hedge positions by buying Evolent’s Class A common stock and/or entering into or unwinding various derivative transactions with respect to Evolent’s Class A common stock. This activity could increase (or reduce the size of any decrease in) the market price of Evolent’s Class A common stock, including concurrently with or shortly after the pricing of the notes, resulting in a higher effective conversion price of the notes. Evolent cannot predict the magnitude of such market activity or the overall effect it will have on the price of the notes or Evolent’s Class A common stock and the corresponding effect on the initial conversion price of the notes.

The notes and any Class A common stock of Evolent issuable upon conversion of the notes will not be registered under the Securities Act or any state securities laws, and unless so registered, may not be offered or sold in the United States, except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities law of any such jurisdiction.

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About Evolent

Evolent (NYSE: EVH) specializes in better health outcomes for people with complex conditions through proven solutions that make health care simpler and more affordable. Evolent serves a national base of leading payers and providers and is consistently recognized as a top place to work in health care nationally.

Contact:

investorrelations@evolent.com

Forward-Looking Statements—Cautionary Language

Certain statements made in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words like: “believe,” “anticipate,” “expect,” “estimate,” “aim,” “predict,” “potential,” “continue,” “plan,” “project,” “will,” “should,” “shall,” “may,” “might” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, trends in our businesses, prospective services, future performance or financial results, and the closing of pending transactions and the outcome of contingencies, such as legal proceedings. The company intends such forward-looking statements to be covered under the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. By their nature, forward-looking statements are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected. These risks and uncertainties are discussed under the headings “Forward-Looking Statements—Cautionary Language,” and “Risk Factors,” in the company’s Annual Report on Form 10-K for the year ended December 31, 2024, which is on file with the U.S. Securities and Exchange Commission (the “SEC”), and in the company’s other filings with the SEC, including its Quarterly Reports on Form 10-Q for the periods ended March 31, 2025 and June 30, 2025, filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statements were made. Except for any ongoing obligation to disclose material information as required by the United States federal securities laws, the company does not have any intention or obligation to publicly update or revise any forward-looking statements after issuing this release, whether to reflect any future events or circumstances or otherwise.